MERRILL LYNCH
                                                                 CALIFORNIA
                                                                 INSURED
                                                                 MUNICIPAL
                                                                 BOND FUND

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 August 31, 2000

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended August 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates and the lowest unemployment rates since 1970, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors soon began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined nearly 50 basis points (0.50%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term Treasury bond market. By mid-June, long-term US Treasury bond yields rose to more than 6.00%.

Recently a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and Treasury buybacks as with investor expectations of slower economic growth.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers also have initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term revenue bond yields have declined more than 50 basis points to 5.72%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

August 2000 was one of the few months in recent years in which the tax-exempt bond market

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

outperformed its taxable counterpart. This has largely been a reflection of the continuing reduction in new municipal bond issuance and a moderate increase in investor demand. During the last six months, approximately $100 billion in long-term tax-exempt bonds was issued, a decline of almost 15% compared to the same period in 1999. During the last three months, more than $50 billion in new long-term municipal bonds was underwritten, a decline of nearly 10% compared to the same three-month period in 1999.

Recently, investor demand has been stronger, particularly among individual retail investors. Investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early redemptions during June and July. Traditional institutional investors, such as mutual funds, have not played a major role during recent months as fund flows, although slowing, remained negative. However, non-traditional buyers, hedge funds and arbitrageurs have noticeably increased their activity as may be expected when tax-exempt bond yield ratios exceed 100% of their taxable counterparts as they have in recent weeks. Property/casualty insurers, after being unprofitable for a number of years, have also begun to return to the tax-exempt bond market.

However, tax-exempt bond yields have generally declined throughout most of this year. Much of the resulting price appreciation has been triggered by the significant improvement in the long-term US Treasury market. While the technical position of the municipal bond market has been very positive this year, it was also positive for most of 1999 when tax-exempt bond yields rose dramatically. From that perspective, it may be too early to become overly positive about the extent to which the municipal bond market can continue to improve. The US Treasury bond market has demonstrated on a number of occasions this year that its positive technical backdrop can quickly be subordinated by resurgent domestic economic growth.

Fiscal Year in Review

During the fiscal year ended August 31, 2000, our portfolio strategy was to seek to provide a generous tax-exempt yield to shareholders. We normally maintain a relatively fully invested position for the Fund, as we did throughout the 12-month period ended August 31, 2000. Occasionally, cash equivalent reserves were raised to 5% of total assets (although we still consider this level to be fully invested) if there were short-term concerns on the immediate direction of interest rates. Credit quality was a focus throughout this year, and it was a factor in achieving better overall performance. Credit quality spreads have been wide, and only recently, as the rally in municipal securities has become quite advanced, has there been any improvement (tightening) in these spreads. We purposely underutilized the basket of assets permitted to be committed to uninsured securities.

Recently, we have closely monitored retail demand for California municipal bonds. The improvement in bond prices has brought municipal yields to a level where retail demand usually slows. Consequently, we have concentrated new purchases in shorter maturity, higher-couponed securities. These purchases were financed through the sale of longer maturity, more interest rate-sensitive discount bonds. A combination of this restructuring and the general decline in interest rates lowered the Fund's portfolio duration from a high of nearly 9.5 years in mid-1999 to 7.7 years at August 31, 2000, which we consider to be a neutral position. By August 31, 2000, the Fund had 97% of its assets in securities rated AAA by at least one of the major rating agencies or with bond insurance.

The past 12 months encompassed two very distinct trends in the fixed-income markets. The second half of 1999 witnessed a steady rise in interest rates and a subsequent deterioration in municipal bond prices. As a result, the Fund's fully invested position left it vulnerable to market volatility. As the backdrop for interest rates improved in 2000, we maintained our investment approach and performance recovered. Our emphasis on credit quality benefited the Fund's performance, as spreads have remained wide. We believe it is important to closely monitor the demand/supply technicals of the California municipal market in an effort to protect the recovery of the Fund's net asset values made so far this year.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

In Conclusion

We appreciate your investment in Merrill Lynch California Insured Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

September 27, 2000

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee during some of the time periods covered in this report to shareholders. Without such waiver, the Fund's performance would have been lower.

Average Annual Total Return

                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/00                            +2.16%             -1.93%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          +5.76              +4.90
--------------------------------------------------------------------------------
Inception (2/26/93) through 6/30/00               +5.05              +4.47
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                 % Return          % Return
                                               Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/00                            +1.64%             -2.25%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          +5.23              +5.23
--------------------------------------------------------------------------------
Inception (2/26/93) through 6/30/00               +4.52              +4.52
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                 % Return          % Return
                                               Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/00                            +1.43%             +0.46%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          +5.12              +5.12
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/00              +5.82              +5.82
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/00                            +2.06%             -2.02%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          +5.65              +4.79
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/00              +6.40              +5.64
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

PERFORMANCE DATA (concluded)

ML California Insured Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                            2/26/93**           8/00
ML California Insured
Municipal Bond Fund+--
Class A Shares*                             $ 9,600           $14,282
ML California Insured
Municipal Bond Fund+--
Class B Shares*                             $10,000           $14,323
Lehman Brothers Municipal
Bond Index++                                $10,000           $15,263

ML California Insured Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                            10/21/94**          8/00
ML California Insured
Municipal Bond Fund+--
Class C Shares*                             $10,000           $14,305
ML California Insured
Municipal Bond Fund+--
Class D Shares*                             $ 9,600           $14,162
Lehman Brothers Municipal
Bond Index++                                $10,000           $15,078

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML California Insured Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 2/28/93 and in the Class C & Class D Shares' graph is from 10/31/94.
      Past performance is not predictive of future performance.

Recent Performance Results*

                                                               6 Month         12 Month     Since Inception   Standardized
As of August 31, 2000                                        Total Return    Total Return     Total Return    30-Day Yield
==========================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares         +8.55%          +7.28%          +48.76%          4.40%
--------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares         +8.16           +6.74           +43.23           4.08
--------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares         +8.22           +6.74           +43.05           3.98
--------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class D Shares         +8.49           +7.28           +47.52           4.30
==========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 2/26/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                 Issue                                                  Value
-----------------------------------------------------------------------------------------------------------------------
California--93.8%
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       $2,500    Alameda Corridor Transportation Authority, California, Revenue Bonds,
                             Senior Lien, Series A, 5.25% due 10/01/2021 (f)                                    $ 2,487
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,715    Alameda County, California, COP (Financing Project), 6% due 9/01/2021 (f)            1,817
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,000    Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                             (Public Improvements Project), Senior-Series A, 6% due 9/01/2024 (e)                 1,096
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,000    Anaheim, California, Public Financing Authority, Tax Allocation Revenue
                             Refunding Bonds, RITES, 8.42% due 12/28/2018 (f)(h)                                  1,184
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,000    Bakersfield, California, COP, Refunding (Convention Center Expansion
                             Project), 5.875% due 4/01/2022 (f)                                                   2,080
-----------------------------------------------------------------------------------------------------------------------
AA-      Aa2          570    California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1, 7%
                             due 8/01/2026 (c)                                                                      590
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,000    California Health Facilities Finance Authority Revenue Bonds (Scripps
                             Memorial Hospital), Series A, 6.375% due 10/01/2022 (f)                              2,112
-----------------------------------------------------------------------------------------------------------------------
A1+      NR*          900    California Pollution Control Financing Authority, PCR, Refunding
                             (Pacific Gas and Electric), VRDN, Series A, 3.30% due 12/01/2018 (i)                   900
-----------------------------------------------------------------------------------------------------------------------
AAA      NR*        1,000    California Rural Home Mortgage Finance Authority, S/F Mortgage
                             Revenue Bonds (Mortgage Backed Securities Program), AMT, Series
                             B, 6.15% due 6/01/2020 (d)                                                           1,056
-----------------------------------------------------------------------------------------------------------------------
                             California State Public Works Board, Lease Revenue Bonds, Series A:
A+       Aaa        2,000      (Department of Corrections), 7% due 11/01/2004 (g)                                 2,259
AAA      Aaa        2,000      (Department of Health Services), 5.625% due 11/01/2019 (f)                         2,081
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,500    California State Public Works Board, Lease Revenue Refunding Bonds
                             (Various Community College Project), Series B, 5.625% due 3/01/2019 (a)              1,546
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,580    California State University and Colleges, Housing System Revenue
                             Refunding Bonds, 5.80% due 11/01/2017 (b)                                            1,660
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,700    Contra Costa County, California, Public Financing Authority, Lease
                             Revenue Refunding Bonds (Various Capital Facilities), Series A, 5.35%
                             due 8/01/2024 (f)                                                                    2,693
-----------------------------------------------------------------------------------------------------------------------
                             Grossmont, California, Unified High School District, COP (e):
AAA      Aaa        1,220      5.65% due 9/01/2017                                                                1,284
AAA      Aaa        2,250      5.75% due 9/01/2026                                                                2,321
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,500    Industry, California, Urban Development Agency, Tax Allocation
                             Refunding Bonds (Transportation District Industrial Redevelopment
                             Project 2), 6.50% due 11/01/2016 (f)                                                 2,644
-----------------------------------------------------------------------------------------------------------------------
NR*      Aaa        2,000    Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                             AMT, Series RI-7, 8.095% due 11/01/2026 (f)(h)                                       2,241
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,140    Mount Diablo, California, Unified School District, Community Facilities
                             District Special Tax No. 1, 6.30% due 8/01/2022 (a)                                  2,251
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,500    Mountain View, California, Capital Improvements Financing Authority,
                             Revenue Refunding Bonds (City Hall Community Theatre), 6.50% due
                             8/01/2016 (f)                                                                        2,599
-----------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
INFLOS     Inverse Floating Rate Municipal Bonds
LEVRRS     Leveraged Reverse Rate Securities
PCR        Pollution Control Revenue Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                 Issue                                                  Value
-----------------------------------------------------------------------------------------------------------------------
California (concluded)
-----------------------------------------------------------------------------------------------------------------------
NR*      Aaa       $1,000    Petaluma, California, Community Development Commission
                             Tax Allocation Bonds (Petaluma Community Development Project),
                             Series A, 5.75% due 5/01/2030 (f)                                                  $ 1,027
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        3,000    Pomona, California, Public Financing Authority, Revenue Refunding
                             Bonds (Southwest Pomona Redevelopment Project), Series W, 5% due
                             2/01/2024 (f)                                                                        2,853
-----------------------------------------------------------------------------------------------------------------------
AAAr     Aaa        2,000    Port Oakland, California, RITR, AMT, Class R, Series 5, 5.85% due
                             11/01/2012 (b)(h)                                                                    2,261
-----------------------------------------------------------------------------------------------------------------------
                             Sacramento, California, Municipal Utility District, Electric Revenue
                             Refunding Bonds:
AAA      Aaa        2,000      INFLOS, 8.564% due 8/15/2018 (b)(h)                                                2,195
AAA      Aaa        1,000      Series L, 5.125% due 7/01/2022 (f)                                                   974
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,700    Sacramento, California, Power Authority Revenue Bonds (Cogeneration
                             Project), 5.875% due 7/01/2015 (f)                                                   1,819
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,000    San Bernardino, California, Joint Powers Financing Authority, Lease
                             Revenue Bonds (Department of Transportation Lease), Series A, 5.50%
                             due 12/01/2020 (f)                                                                   2,030
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,500    San Francisco, California, City and County Airport Commission,
                             International Airport Revenue Bonds, AMT, Second Series, Issue 11,
                             6.25% due 5/01/2026 (b)                                                              2,620
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,250    San Francisco, California, City and County Airport Commission,
                             International Airport, Special Facilities Lease Revenue Bonds (SFO Fuel
                             Company LLC), AMT, Series A, 6.10% due 1/01/2020 (e)                                 1,322
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,000    San Jose, California, Redevelopment Agency Tax Allocation Bonds
                             (Merged Area Redevelopment Project), 5% due 8/01/2026 (a)                            1,889
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,000    San Juan, California, Unified School District, GO, 5.70% due 8/01/2019 (e)           1,048
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,630    Temecula Valley, California, Unified School District, GO, Series F,
                             5.80% due 9/01/2014 (e)                                                              1,748
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,500    Turlock, California, Irrigation District Revenue Refunding Bonds, Series A,
                             5% due 1/01/2026 (f)                                                                 2,363
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,500    University of California, Revenue Refunding Bonds (Research Facilities),
                             Series C, 5% due 9/01/2021 (e)                                                       1,445
-----------------------------------------------------------------------------------------------------------------------
Puerto Rico--4.8%
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        2,000    Puerto Rico Commonwealth Highway and Transportation Authority,
                             Transportation Revenue Bonds, Series B, 5.75% due 7/01/2018 (f)                      2,110
-----------------------------------------------------------------------------------------------------------------------
AAA      Aaa        1,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                             LEVRRS, 7.578% due 7/01/2002 (e)(g)(h)                                               1,081
-----------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$62,428)--98.6%                                                                         65,686
Other Assets Less Liabilities--1.4%                                                                                 914
                                                                                                                -------
Net Assets--100.0%                                                                                              $66,600
                                                                                                                =======
-----------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FNMA/GNMA Collateralized.
(e)   FSA Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
*     Not Rated.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2000

Assets:           Investments, at value (identified cost--$62,428,469) ........................                    $ 65,686,474
                  Cash ........................................................................                          67,392
                  Receivables:
                    Interest ..................................................................    $ 1,025,302
                    Beneficial interest sold ..................................................         36,044
                    Securities sold ...........................................................         35,000        1,096,346
                                                                                                   -----------
                  Prepaid registration fees and other assets ..................................                          24,254
                                                                                                                   ------------
                  Total assets ................................................................                      66,874,466
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:      Payables:
                    Dividends to shareholders .................................................         79,550
                    Investment adviser ........................................................         24,748
                    Distributor ...............................................................         22,185
                    Beneficial interest redeemed ..............................................         10,504          136,987
                                                                                                   -----------
                  Accrued expenses ............................................................                         137,380
                                                                                                                   ------------
                  Total liabilities ...........................................................                         274,367
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:       Net assets ..................................................................                    $ 66,600,099
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------
Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:       shares authorized ...........................................................                    $     77,289
                  Class B Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ...........................................................                         473,073
                  Class C Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ...........................................................                          27,708
                  Class D Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ...........................................................                          77,364
                  Paid-in capital in excess of par ............................................                      65,372,437
                  Accumulated realized capital losses on investments--net .....................                      (2,436,562)
                  Accumulated distributions in excess of realized capital gains--net ..........                        (249,215)
                  Unrealized appreciation on investments--net .................................                       3,258,005
                                                                                                                   ------------
                  Net assets ..................................................................                    $ 66,600,099
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:  Class A--Based on net assets of $7,852,222 and 772,889 shares
                  of beneficial interest outstanding ..........................................                    $      10.16
                                                                                                                   ============
                  Class B--Based on net assets of $48,068,903 and 4,730,725 shares
                  of beneficial interest outstanding ..........................................                    $      10.16
                                                                                                                   ============
                  Class C--Based on net assets of $2,813,896 and 277,079 shares
                  of beneficial interest outstanding ..........................................                    $      10.16
                                                                                                                   ============
                  Class D--Based on net assets of $7,865,078 and 773,642 shares
                  of beneficial interest outstanding ..........................................                    $      10.17
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------

                  See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

Statement of Operations

                                                                                                        For the Year Ended
                                                                                                           August 31, 2000
--------------------------------------------------------------------------------------------------------------------------
Investment Income:    Interest and amortization of premium and discount earned ...........                     $ 4,024,217
--------------------------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees ...........................................   $ 376,496
                      Account maintenance and distribution fees--Class B .................     248,234
                      Professional fees ..................................................      66,638
                      Accounting services ................................................      62,270
                      Printing and shareholder reports ...................................      39,749
                      Registration fees ..................................................      29,714
                      Account maintenance and distribution fees--Class C .................      19,060
                      Transfer agent fees--Class B .......................................      15,887
                      Custodian fees .....................................................      11,453
                      Trustees' fees and expenses ........................................       7,615
                      Account maintenance fees--Class D ..................................       7,533
                      Pricing fees .......................................................       4,009
                      Transfer agent fees--Class A .......................................       2,089
                      Transfer agent fees--Class D .......................................       1,949
                      Transfer agent fees--Class C .......................................       1,089
                      Other ..............................................................      21,655
                                                                                             ---------
                      Total expenses .....................................................                         915,440
                                                                                                               -----------
                      Investment income--net .............................................                       3,108,777
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-    Realized loss on investments--net ..................................                      (2,385,982)
ized Gain (Loss) on   Change in unrealized appreciation/depreciation on investments--net .                       3,361,613
Investments--Net:                                                                                              -----------
                      Net Increase in Net Assets Resulting from Operations ...............                     $ 4,084,408
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

Statements of Changes in Net Assets

                                                                                                            For the Year Ended
                                                                                                                August 31,
                                                                                                      ------------------------------
Increase (Decrease) in Net Assets:                                                                         2000             1999
------------------------------------------------------------------------------------------------------------------------------------
Operations:           Investment income--net .....................................................    $  3,108,777     $  3,665,898
                      Realized gain (loss) on investments--net ...................................      (2,385,982)         815,769
                      Change in unrealized appreciation/depreciation on investments--net .........       3,361,613       (5,579,600)
                                                                                                      ------------     ------------
                      Net increase (decrease) in net assets resulting from operations ............       4,084,408       (1,097,933)
                                                                                                      ------------     ------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends &           Investment income--net:
Distributions to        Class A ..................................................................        (400,642)        (458,272)
Shareholders:           Class B ..................................................................      (2,205,219)      (2,554,677)
                        Class C ..................................................................        (137,983)        (180,916)
                        Class D ..................................................................        (364,933)        (472,033)
                      In excess of realized gain on investments--net:
                        Class A ..................................................................              --          (28,215)
                        Class B ..................................................................              --         (177,057)
                        Class C ..................................................................              --          (12,805)
                        Class D ..................................................................              --          (31,138)
                                                                                                      ------------     ------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders ............................................................      (3,108,777)      (3,915,113)
                                                                                                      ------------     ------------
------------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest   Net decrease in net assets derived from beneficial interest transactions ...     (14,622,141)      (8,725,912)
Transactions:                                                                                         ------------     ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:           Total decrease in net assets ...............................................     (13,646,510)     (13,738,958)
                      Beginning of year ..........................................................      80,246,609       93,985,567
                                                                                                      ------------     ------------
                      End of year ................................................................    $ 66,600,099     $ 80,246,609
                                                                                                      ============     ============
------------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

Financial Highlights


                                                                                       Class A
The following per share data and ratios have been derived   ------------------------------------------------------------
from information provided in the financial statements.                       For the Year Ended August 31,
                                                            ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...   $   9.95     $  10.54     $  10.25     $   9.84     $   9.65
Operating                                                   --------     --------     --------     --------     --------
Performance:       Investment income--net ...............        .48          .47          .49          .50          .52
                   Realized and unrealized gain (loss) on
                   investments--net .....................        .21         (.56)         .29          .41          .19
                                                            --------     --------     --------     --------     --------
                   Total from investment operations .....        .69         (.09)         .78          .91          .71
                                                            --------     --------     --------     --------     --------
                   Less dividends and distributions:
                     Investment income--net .............       (.48)        (.47)        (.49)        (.50)        (.52)
                     In excess of realized gain on
                     investments--net ...................         --         (.03)          --           --           --
                                                            --------     --------     --------     --------     --------
                   Total dividends and distributions ....       (.48)        (.50)        (.49)        (.50)        (.52)
                                                            --------     --------     --------     --------     --------
                   Net asset value, end of year .........   $  10.16     $   9.95     $  10.54     $  10.25     $   9.84
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ...       7.28%       (1.01%)       7.79%        9.50%        7.44%
Return:*                                                    ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement .......        .93%         .92%         .81%         .63%         .49%
Average                                                     ========     ========     ========     ========     ========
Net Assets:        Expenses .............................        .93%         .92%         .82%         .89%         .85%
                                                            ========     ========     ========     ========     ========
                   Investment income--net ...............       4.93%        4.47%        4.74%        5.03%        5.20%
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)   $  7,852     $  9,663     $ 12,520     $ 12,438     $ 14,183
Data:                                                       ========     ========     ========     ========     ========
                   Portfolio turnover ...................     108.44%      151.45%       82.91%       67.28%       87.77%
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

Financial Highlights (continued)

                                                                                       Class B
The following per share data and ratios have been derived   ------------------------------------------------------------
from information provided in the financial statements.                       For the Year Ended August 31,
                                                            ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...   $   9.95     $  10.55     $  10.25     $   9.84     $   9.65
Operating                                                   --------     --------     --------     --------     --------
Performance:       Investment income--net ...............        .43          .41          .44          .45          .47
                   Realized and unrealized gain (loss) on
                   investments--net .....................        .21         (.57)         .30          .41          .19
                                                            --------     --------     --------     --------     --------
                   Total from investment operations .....        .64         (.16)         .74          .86          .66
                                                            --------     --------     --------     --------     --------
                   Less dividends and distributions:
                     Investment income--net .............       (.43)        (.41)        (.44)        (.45)        (.47)
                     In excess of realized gain on
                     investments--net ...................         --         (.03)          --           --           --
                                                            --------     --------     --------     --------     --------
                   Total dividends and distributions ....       (.43)        (.44)        (.44)        (.45)        (.47)
                                                            --------     --------     --------     --------     --------
                   Net asset value, end of year .........   $  10.16     $   9.95     $  10.55     $  10.25     $   9.84
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ...       6.74%       (1.61%)       7.35%        8.95%        6.89%
Return:*                                                    ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement .......       1.43%        1.42%        1.31%        1.14%         .99%
Average                                                     ========     ========     ========     ========     ========
Net Assets:        Expenses .............................       1.43%        1.42%        1.32%        1.39%        1.36%
                                                            ========     ========     ========     ========     ========
                   Investment income--net ...............       4.43%        3.96%        4.24%        4.52%        4.69%
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)   $ 48,069     $ 57,410     $ 66,805     $ 69,320     $ 73,292
Data:                                                       ========     ========     ========     ========     ========
                   Portfolio turnover ...................     108.44%      151.45%       82.91%       67.28%       87.77%
                                                            ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

Financial Highlights (continued)

                                                                                     Class C
The following per share data and ratios have been derived   --------------------------------------------------------
from information provided in the financial statements.                     For the Year Ended August 31,
                                                            --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2000        1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...   $  9.94     $ 10.54     $ 10.24     $  9.84     $  9.64
Operating                                                   -------     -------     -------     -------     -------
Performance:       Investment income--net ...............       .42         .40         .43         .44         .46
                   Realized and unrealized gain (loss) on
                   investments--net .....................       .22        (.57)        .30         .40         .20
                                                            -------     -------     -------     -------     -------
                   Total from investment operations .....       .64        (.17)        .73         .84         .66
                                                            -------     -------     -------     -------     -------
                   Less dividends and distributions:
                     Investment income--net .............      (.42)       (.40)       (.43)       (.44)       (.46)
                     In excess of realized gain on
                     investments--net ...................        --        (.03)         --          --          --
                                                            --------     --------     --------     --------     --------
                   Total dividends and distributions ....      (.42)       (.43)       (.43)       (.44)       (.46)
                                                            -------     -------     -------     -------     -------
                   Net asset value, end of year .........   $ 10.16     $  9.94     $ 10.54     $ 10.24     $  9.84
                                                            =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ...      6.74%      (1.71%)      7.25%       8.74%       6.90%
Return:*                                                    =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement .......      1.53%       1.53%       1.42%       1.24%       1.10%
Average                                                     =======     =======     =======     =======     =======
Net Assets:        Expenses .............................      1.53%       1.53%       1.42%       1.49%       1.46%
                                                            =======     =======     =======     =======     =======
                   Investment income--net ...............      4.33%       3.86%       4.13%       4.42%       4.59%
                                                            =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)   $ 2,814     $ 4,027     $ 4,537     $ 5,361     $ 4,901
Data:                                                       =======     =======     =======     =======     =======
                   Portfolio turnover ...................    108.44%     151.45%      82.91%      67.28%      87.77%
                                                            =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                       Class D
The following per share data and ratios have been derived   -----------------------------------------------------------
from information provided in the financial statements.                       For the Year Ended August 31,
                                                            -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2000         1999         1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...   $   9.95     $  10.55     $  10.26     $  9.85     $  9.65
Operating                                                   --------     --------     --------     -------     -------
Performance:       Investment income--net ...............        .47          .46          .48         .49         .51
                   Realized and unrealized gain (loss) on
                   investments--net .....................        .22         (.57)         .29         .41         .20
                                                            --------     --------     --------     -------     -------
                   Total from investment operations .....        .69         (.11)         .77         .90         .71
                                                            --------     --------     --------     -------     -------
                   Less dividends and distributions:
                     Investment income--net .............       (.47)        (.46)        (.48)       (.49)       (.51)
                     In excess of realized gain on
                     investments--net ...................         --         (.03)          --          --          --
                                                            --------     --------     --------     -------     -------
                   Total dividends and distributions ....       (.47)        (.49)        (.48)       (.49)       (.51)
                                                            --------     --------     --------     -------     -------
                   Net asset value, end of year .........   $  10.17     $   9.95     $  10.55     $ 10.26     $  9.85
                                                            ========     ========     ========     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ...       7.28%       (1.21%)       7.68%       9.39%       7.44%
Return:*                                                    ========     ========     ========     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses, net of reimbursement .......       1.03%        1.02%         .91%        .74%        .59%
Average                                                     ========     ========     ========     =======     =======
Net Assets:        Expenses .............................       1.03%        1.02%         .92%        .98%        .95%
                                                            ========     ========     ========     =======     =======
                   Investment income--net ...............       4.83%        4.36%        4.63%       4.92%       5.09%
                                                            ========     ========     ========     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)   $  7,865     $  9,147     $ 10,124     $ 4,939     $ 4,304
Data:                                                       ========     ========     ========     =======     =======
                   Portfolio turnover ...................     108.44%      151.45%       82.91%      67.28%      87.77%
                                                            ========     ========     ========     =======     =======
-----------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                              Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ...................................        .25%                 .25%
Class C ...................................        .25%                 .35%
Class D ...................................        .10%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A ...................................           $  1              $   14
Class D ...................................           $654              $5,742
--------------------------------------------------------------------------------

For the year ended August 31, 2000, MLPF&S received contingent deferred sales charges of $87,563 and $1,185 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $70,444,740 and $79,040,343, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized gains as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                      Realized       Unrealized
                                                       Losses          Gains
-------------------------------------------------------------------------------
Long-term investments .........................     $(2,332,564)     $3,258,005
Financial futures contracts ...................         (53,418)             --
                                                    -----------      ----------
Total .........................................     $(2,385,982)     $3,258,005
                                                    ===========      ==========
-------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

As of August 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,258,005, of which $3,259,077 related to appreciated securities and $1,072 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $62,428,469.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $14,622,141 and $8,725,912 for the years ended August 31, 2000 and August 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2000                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            15,744        $   151,441
Shares issued to shareholders
in reinvestment of dividends .............            17,370            169,038
                                                   ---------        -----------
Total issued .............................            33,114            320,479
Shares redeemed ..........................          (231,605)        (2,240,163)
                                                   ---------        -----------
Net decrease .............................          (198,491)       $(1,919,684)
                                                   =========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 1999                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            97,727        $   973,842
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            15,300            205,667
                                                   ---------        -----------
Total issued .............................           113,027          1,179,509
Shares redeemed ..........................          (329,069)        (3,458,826)
                                                   ---------        -----------
Net decrease .............................          (216,042)       $(2,279,317)
                                                   =========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2000                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            468,381        $  4,582,279
Shares issued to shareholders
in reinvestment of dividends ...........             88,054             856,660
                                                ------------       ------------
Total issued ...........................            556,435           5,438,939
Automatic conversion of
shares .................................            (24,781)           (244,376)
Shares redeemed ........................         (1,571,273)        (15,240,546)
                                                ------------       ------------
Net decrease ...........................         (1,039,619)       $(10,045,983)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended August 31, 1999                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            688,131        $  7,229,823
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            103,885           1,084,413
                                                ------------       ------------
Total issued ...........................            792,016           8,314,236
Automatic conversion of
shares .................................            (43,034)           (449,770)
Shares redeemed ........................         (1,313,598)        (13,668,474)
                                                ------------       ------------
Net decrease ...........................           (564,616)       $ (5,804,008)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2000                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            28,488        $   280,622
Shares issued to shareholders in
reinvestment of dividends ................             8,661             84,140
                                                   ---------        -----------
Total issued .............................            37,149            364,762
Shares redeemed ..........................          (165,003)        (1,589,666)
                                                   ---------        -----------
Net decrease .............................          (127,854)       $(1,224,904)
                                                   =========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 1999                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           153,729        $ 1,618,701
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................            11,048            115,099
                                                   ---------        -----------
Total issued .............................           164,777          1,733,800
Shares redeemed ..........................          (190,263)        (1,972,579)
                                                   ---------        -----------
Net decrease .............................           (25,486)       $  (238,779)
                                                   =========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended August 31, 2000                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            85,074        $   831,478
Automatic conversion of shares ...........            24,768            244,376
Shares issued to shareholders in
reinvestment of dividends ................            21,376            208,180
                                                   ---------        -----------
Total issued .............................           131,218          1,284,034
Shares redeemed ..........................          (276,492)        (2,715,604)
                                                   ---------        -----------
Net decrease .............................          (145,274)       $(1,431,570)
                                                   =========        ===========
--------------------------------------------------------------------------------

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended August 31, 1999                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           313,889        $ 3,295,923
Automatic conversion of shares ...........            43,021            449,770
Shares issued to shareholders in
reinvestment of dividends and
distributions ............................            31,010            324,211
                                                   ---------        -----------
Total issued .............................           387,920          4,069,904
Shares redeemed ..........................          (428,529)        (4,473,712)
                                                   ---------        -----------
Net decrease .............................           (40,609)       $  (403,808)
                                                   =========        ===========
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by FAM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with Bank of America and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of
 .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended August 31, 2000.

6. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carryforward of approximately $606,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch California Insured Municipal Bond Fund             August 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
September 29, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch California Insured Municipal Bond Fund during its taxable year ended August 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

Officers and Trustees

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and
  Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
California Insured
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16575--8/00

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